EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended January 2, 2015

Current Month				Rolling Performance*				Rolling Risk Metrics* (February 2010 – January 2015)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	1.1%	0.7%	0.7%	12.8%	-1.0%	-0.9%	1.9%	-0.9%	9.8%	-28.6%	0.0	-0.1
B**	1.1%	0.7%	0.7%	12.2%	-1.6%	-1.5%	1.2%	-1.5%	9.8%	-29.9%	-0.1	-0.2
Legacy 1***	1.1%	0.7%	0.7%	14.6%	1.0%	1.1%	N/A	1.1%	9.6%	-23.7%	0.2	0.2
Legacy 2***	1.1%	0.7%	0.7%	14.6%	0.8%	0.8%	N/A	0.8%	9.6%	-24.4%	0.1	0.1
Global 1***	1.2%	0.7%	0.7%	15.4%	1.6%	0.8%	N/A	0.8%	9.2%	-21.9%	0.1	0.1
Global 2***	1.2%	0.7%	0.7%	15.2%	1.3%	0.6%	N/A	0.6%	9.2%	-22.4%	0.1	0.1
Global 3***	1.1%	0.7%	0.7%	13.6%	-0.3%	-1.1%	N/A	-1.1%	9.2%	-26.2%	-0.1	-0.2

S&P 500 Total Return Index****	-1.4%	0.0%	0.0%	17.7%	18.7%	16.3%	7.9%	16.3%	12.8%	-16.3%	1.2	2.1
Barclays Capital U.S. Long Gov Index****	2.1%	0.9%	0.9%	19.3%	4.6%	9.5%	7.3%	9.5%	11.1%	-15.5%	0.9	1.6
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	28%					28%
Energy	9%	Short	Brent Crude Oil	2.6%	Short	9%	Short	Brent Crude Oil	2.6%	Short
			Crude Oil	2.4%	Short			Crude Oil	2.4%	Short
Grains/Foods	11%	Short	Sugar	2.5%	Short	11%	Short	Sugar	2.5%	Short
			Cotton	1.2%	Short			Cotton	1.2%	Short
Metals	8%	Short	Gold	2.8%	Short	8%	Short	Gold	2.8%	Short
			Copper	1.2%	Short			Copper	1.2%	Short
FINANCIALS	72%					72%
Currencies	21%	Long $	Euro	5.2%	Short	21%	Long $	Euro	5.2%	Short
			Japanese Yen	3.8%	Short			Japanese Yen	3.8%	Short
Equities	25%	Long	S&P 500	6.7%	Long	25%	Long	S&P 500	6.7%	Long
			Nasdaq	2.8%	Long			Nasdaq	2.8%	Long
Fixed Income	26%	Long	U.S. 10-Year Treasury Notes	4.0%	Long	26%	Long	U.S. 10-Year Treasury Notes	4.0%	Long
			U.S. Treasury Bonds	3.6%	Long			U.S. Treasury Bonds	3.6%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Crude oil markets fell 4% as global inventories continued to grow.  Concerns about financial stability in the Eurozone could reduce industrial demand and put further downward pressure on prices.  Natural gas prices declined after the U.S. Energy Information Administration reported a smaller-than-expected decrease in domestic inventories.

Grains/Foods
U.S. grains markets were generally weaker as speculation for strong supplies weighed on prices.  Coffee and sugar prices finished lower as rains in Brazil continued to ease supply concerns caused by droughts in key farming areas.  Live cattle prices were higher, supported by weaker-than-expected supply data.

Metals
Precious metals prices weakened as strength in the U.S. dollar, fostered by bullish domestic economic data, weighed on demand for dollar-hedging assets.  Copper prices declined nearly 1% after data showed a contraction in Chinese manufacturing.

Currencies
The euro fell to a 2-year low versus the U.S. dollar in anticipation the upcoming election in Greece could lead to further weakness in the Greek economy or Greece’s exit from the European Union.  The U.S. dollar index, which tracks the U.S. dollar versus a basket of international currencies, rallied to a 9-year high due to beliefs the U.S. Federal Reserve will raise interest rates before their counterparts in Europe and Asia.   The Canadian dollar fell over 1% against the U.S. dollar, driven lower by weakness in the commodities markets.

Equities
Global equities declined, under pressure from concerns surrounding the Eurozone and Chinese economies and weakness from the energy sector.  Liquidations by investors attempting to lock-in profits prior to year-end also weighed on prices.

Fixed Income
U.S. Treasury markets rallied after a larger-than-expected decline in U.S. manufacturing weighed on investor sentiment.  German Bund prices moved higher after ECB President, Mario Draghi, suggested large-scale government bond purchases may soon start.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.